SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Act of 1934



Date of Report (Date of earliest event reported):  October 5, 1998
--------------------------------------------------------------------------------

                          CENTURA BANKS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
--------------------------------------------------------------------------------

(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:      (252) 454-4400
--------------------------------------------------------------------------------


                              NA
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events
On October 5, 1998, Centura Banks, Inc. ("Centura") announced earnings for the three and nine month periods ended September 30, 1998. Centura's net income increased 15.8 percent to $25.1 million or $0.93 per diluted share for the three months ended September 30, 1998 versus $21.7 million or $0.82 per diluted share for the comparable quarter last year. Net income increased to $71.7 million or $2.67 per diluted share for the nine months ended September 30, 1998 compared to $59.6 million or $2.26 per diluted share for the comparable nine month period of 1997. A press release is attached as Exhibit 99.







Item 7.  Financial Statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: October 5, 1998                       By:      /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                 Sequential
                                                                    Page
Exhibit              Description of Exhibit                        Number
--------------------------------------------------------------------------------

99                Press release dated October 5, 1998                 5

For Immediate Release

October 5, 1998

For more information:                           Steven Goldstein
                                                Chief Financial Officer
                                                252-454-8356
                                                sgoldstein@centura.com

CENTURA  BANKS INC. REPORTS RECORD THIRD QUARTER EARNINGS

         ROCKY MOUNT, N.C. - Centura Banks Inc. (NYSE:CBC) announced today net income of $25.1 million for the third quarter of 1998, an increase of 15.8 percent over the third quarter of 1997. Diluted earnings per share in the third quarter increased to $0.93 compared to $0.82 for the comparable quarter of 1997.
         Net income was $71.7 million for the first nine months of 1998, an increase of 20.3 percent from the first nine months of 1997. Return on average assets improved three basis points from the second quarter of 1998 to 1.31 percent while the efficiency ratio improved 50 basis points to 61.52 percent.
         Noninterest income increased 6.4 percent from the second to third quarter and represents 31.2 percent of total revenues on a taxable equivalent basis. Average loans outstanding increased at an annual rate of 7.2 percent and average noninterest bearing deposits increased at an annual rate of 12.8 percent during the third quarter.
         "We are very pleased with our record third quarter financial results," said Cecil W. Sewell, Centura chairman and chief executive officer. "In particular, we are pleased with the continued growth of noninterest income as a percentage of total revenues, which included an increase in deposit and mortgage service fees. The dramatic increase in deposit fees was the direct result of the realignment of Centura's product offering during the third quarter, which provided our customers with a broader array of prices, services and delivery channels to meet their individual financial objectives. The third quarter results reaffirm our strategic intent to be the primary provider of financial services for each customer by building ourselves as a full-line retailer of banking, investment and insurance services."
         With assets of $7.8 billion, Centura provides a complete line of banking, investment, leasing, insurance and trust services to individuals and businesses throughout North Carolina, South Carolina and the Hampton Roads region of Virginia. Services are provided through 211 full-service financial service offices; more than 315 ATMs at financial centers, Wal-Mart stores and Sam's outlets; Centura Highway; Centura's Internet site; and through Quicken(R), Quickbooks(R), Microsoft(R) Money, and BankNow(TM), the leading online money management software packages. Additional information about Centura is available on its website at www.centura.com.

                                   ###

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                     Three Months Ended September 30,             Nine Months Ended September 30,
                                                 ---------------------------------------      --------------------------------------
(Dollars in thousands, except per share data)       1998           1997         Change         1998           1997          Change
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS
     Interest income                         $    147,170   $     131,844        11.6%  $     427,933  $     377,953         13.2%
     Interest expense                              70,508          64,385         9.5         206,231        181,143         13.8
     -------------------------------------------------------------------------------------------------------------------------------
     Net interest income                           76,662          67,459        13.6         221,702        196,810         12.6
     Provision for loan losses                      4,041           3,486        15.9          11,069          9,569         15.7
     Noninterest income                            35,641          28,385        25.6         100,724         77,759         29.5
     Noninterest expense                           70,223          59,631        17.8         202,996        173,852         16.8
     Income taxes                                  12,904          11,027        17.0          36,695         31,594         16.1
     -------------------------------------------------------------------------------------------------------------------------------
     Net income                              $     25,135   $      21,700        15.8%  $      71,666  $      59,554         20.3%
     =============================================================================================================================
     Net interest income, taxable equivalent $     78,513   $      69,585        12.8%  $     227,170  $     202,632         12.1%
     ===============================================================================================================================

PER COMMON SHARE
     Earnings per share-basic                $       0.95   $        0.84        13.1%  $        2.72  $        2.31         17.7%
     Earnings per share-diluted                      0.93            0.82        13.4            2.67           2.26         18.1
     Cash dividends paid                             0.29            0.27         7.4            0.85           0.79          7.6
     Book value                                     23.28           20.45        13.8           23.28          20.45         13.8
     Closing market price                         63.0000         55.0625        14.4         63.0000        55.0625         14.4

FINANCIAL RATIOS
     Return on average assets                        1.31%           1.28%          3 bp         1.29%          1.23%           6 bp
     Return on average shareholders' equity         16.45           16.58         (13)          16.42          15.83           59
     Average equity to average assets                7.95            7.70          25            7.84           7.79            5

AVERAGE BALANCES
     Assets                                  $  7,630,774   $   6,738,633        13.2%  $   7,445,842  $   6,461,140         15.2%
     Earning assets                             6,951,132       6,177,675        12.5       6,777,642      5,933,940         14.2
     Loans                                      4,991,800       4,372,404        14.2       4,853,438      4,223,754         14.9
     Investment securities                      1,933,096       1,771,094         9.1       1,896,724      1,679,043         13.0
     Noninterest-bearing deposits                 856,126         741,991        15.4         820,719        695,119         18.1
     Core deposits                              5,028,351       4,582,679         9.7       4,940,268      4,420,253         11.8
     Total deposits                             5,560,743       4,967,064        12.0       5,443,800      4,784,461         13.8
     Interest-bearing liabilities               6,044,908       5,391,079        12.1       5,926,261      5,178,989         14.4
     Shareholders' equity                         606,270         519,175        16.8         583,710        503,049         16.0

PERIOD END BALANCE
     Assets                                  $  7,804,848   $   6,891,281        13.3%  $   7,804,848  $   6,891,281         13.3%
     Earning assets                             7,126,805       6,227,309        14.4       7,126,805      6,227,309         14.4
     Loans                                      5,012,758       4,511,074        11.1       5,012,758      4,511,074         11.1
     Investment secuties                        2,094,469       1,693,347        23.7       2,094,469      1,693,347         23.7
     Noninterest-bearing deposits                 895,160         824,703         8.5         895,160        824,703          8.5
     Core deposits                              5,064,655       4,798,695         5.5       5,064,655      4,798,695          5.5
     Total deposits                             5,568,980       5,209,836         6.9       5,568,980      5,209,836          6.9
     Shareholders' equity                         618,388         529,464        16.8         618,388        529,464         16.8


------------------------------------------------------------------------------------------------------------------------------------
 bp  Change is measured as difference in basis points.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                    Three Months Ended September 30,              Nine Months Ended September 30,
                                                 ----------------------------------------     --------------------------------------
(Dollars in thousands)                                1998         1997         Change        1998            1997        Change
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
     Average basic                                 26,549,022    25,842,902       2.7%      26,364,975     25,779,234        2.3%
     Average diluted                               27,030,789    26,415,293       2.3       26,873,328     26,303,968        2.2
     Outstanding at period end                     26,560,264    25,893,357       2.6       26,560,264     25,893,357        2.6

COMPOSITION RATIOS *
     Earning assets to total assets                     91.09%        91.68%      (59)bp         91.03%         91.84%       (81)bp
     Loans to earning assets                            71.81         70.78       103            71.61          71.18         43
     Interest-bearing liabilities to earning assets     86.96         87.27       (31)           87.44          87.28         16
     Loans to total deposits                            89.77         88.03       174            89.16          88.28         88
     Noninterest-bearing deposits to total deposits     15.40         14.94        46            15.08          14.53         55


ALLOWANCE FOR LOAN LOSSES
     Beginning balance                             $   66,991    $   59,206       13.1%     $    64,279    $    58,715       9.5%
     Provision for loan losses                          4,041         3,486       15.9           11,069          9,569      15.7
     Allowance of acquired financial institutions          -          2,410     (100.0)           2,068          2,410     (14.2)
     Charge-offs                                       (4,636)       (3,271)      41.7          (13,034)       (10,527)     23.8
     Recoveries                                           709           451       57.2            2,723          2,115      28.7
     -------------------------------------------------------------------------------------------------------------------------------
          Net charge-offs                              (3,927)       (2,820)      39.3          (10,311)        (8,412)     22.6
     -------------------------------------------------------------------------------------------------------------------------------
     Ending balance                                $   67,105     $  62,282        7.7%     $    67,105    $    62,282       7.7%
     ===============================================================================================================================

     Net charge-offs to average loans                    0.31%         0.26%         5 bp          0.28%          0.27%        1 bp
     ===============================================================================================================================


COMPOSITION OF RISK ASSETS
     Nonperforming loans                                                                    $    28,453  $      23,390       21.6%
     Foreclosed property                                                                          3,631          5,243      (30.7)
     -------------------------------------------------------------------------------------------------------------------------------
     Nonperforming assets                                                                   $    32,084  $      28,633       12.1%
     ===============================================================================================================================


ASSET QUALITY RATIOS **
     Nonperforming assets to:
          Loans and foreclosed property                                                           0.64%           0.63%        1 bp
          Total assets                                                                            0.41            0.42        (1)
     Nonperforming loans to total loans                                                           0.57            0.52         5
     Allowance for loan losses to total loans                                                     1.34            1.38        (4)
     Allowance for loan losses to nonperforming loans                                             2.36 x          2.66 x    (0.3) x


------------------------------------------------------------------------------------------------------------------------------------
 bp  Change is measured as difference in basis points.
 *   Balance sheet amounts used in calculations are based on average balances.
 **  Balance sheet amounts used in calculations are based on period end balances.

CENTURA BANKS, INC. AND SUBSIDIARIES

                                                  Three Months Ended September 30,              Nine Months Ended September 30,
                                                 -------------------------------------         -------------------------------------
                                                                       As a Percent of                               As a Percent of
                                                                       Average Assets*                              Average Assets*
                                                                       ---------------                              ----------------
(Dollars in thousands)                          1998      1997   Change  1998   1997        1998      1997     Change  1998   1997
------------------------------------------------------------------------------------------------------------------------------------


NONINTEREST INCOME
Service charges on deposit accounts           $ 12,786  $ 10,744  19.0%  0.66%  0.63%     $ 34,909  $ 29,588    18.0%  0.63%  0.61%
Credit card and related fees                     2,333     1,951  19.6   0.12   0.11         5,927     4,721    25.5   0.11   0.10
Insurance and brokerage commissions              4,718     3,305  42.8   0.25   0.19        14,982    10,086    48.5   0.27   0.21
Other service charges, commissions and fees      2,838     2,119  33.9   0.15   0.12         7,595     5,680    33.7   0.14   0.12
Fees for trust services                          2,400     1,830  31.2   0.12   0.11         6,900     5,730    20.4   0.12   0.12
Mortgage income                                  4,691     2,801  67.5   0.24   0.16        12,516     8,268    51.4   0.22   0.17
Negative goodwill amortization                     334       334    -    0.02   0.02         1,003     1,003     -     0.02   0.02
Operating lease fees, net                        1,754     1,268  38.3   0.09   0.08         5,464     3,234    69.0   0.10   0.07
Other noninterest income                         3,446     3,872 (11.0)  0.18   0.24        10,858     9,414    15.3   0.19   0.19
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
     transactions                               35,300    28,224  25.1   1.83   1.66       100,154    77,724     28.9  1.80   1.61
Securities gains, net                              341       161 111.8   0.02   0.01           570        35  1,528.6  0.01     -
------------------------------------------------------------------------------------------------------------------------------------

Total noninterest income                      $ 35,641  $ 28,385  25.6%  1.85%  1.67%     $100,724  $ 77,759    29.5%  1.81%  1.61%
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                         $ 28,119  $ 23,392  20.2%  1.46%  1.38%     $ 80,529  $ 66,985    20.2%  1.45%  1.39%
Fringe benefits and other personnel costs        5,941     5,216  13.9   0.31   0.31        18,050    16,536     9.2   0.32   0.34
Occupancy                                        4,084     3,618  12.9   0.21   0.21        11,794    10,399    13.4   0.21   0.22
Equipment                                        5,191     5,455  (4.8)  0.27   0.32        15,711    15,920    (1.3)  0.28   0.33
Foreclosed real estate losses and related
     operating expense                             336       265  26.8   0.02   0.02           930       987    (5.8)  0.02   0.02
Marketing                                        2,165     2,053   5.5   0.11   0.12         6,815     6,199     9.9   0.12   0.13
Fees for outsourced services                     3,399     2,215  53.5   0.18   0.13         9,470     5,888    60.8   0.17   0.12
Professional fees                                3,712     4,677 (20.6)  0.19   0.28         9,836    11,230   (12.4)  0.18   0.23
Other administrative                             2,110     2,132  (1.0)  0.11   0.13         7,000     6,149    13.8   0.13   0.13
FDIC insurance                                     338       321   5.3   0.02   0.02         1,041       960     8.4   0.02   0.02
Deposit intangible and goodwill amortization     2,243     1,611  39.2   0.12   0.09         6,684     4,447    50.3   0.12   0.09
Office supplies, postage and telephone           5,396     3,946  36.8   0.28   0.23        15,040    12,517    20.2   0.27   0.26
Other operating                                  7,189     4,730  52.0   0.37   0.27        20,096    15,635    28.5   0.36   0.32
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                     $ 70,223  $ 59,631  17.8%  3.65%  3.51%     $202,996  $173,852    16.8%  3.65%  3.60%
====================================================================================================================================

OTHER PERFORMANCE RATIOS
Pretax operating profit margin **                34.94%    35.58%  (64)bp                    34.72%    34.58%     14 bp
Efficiency ratio ***                             61.52%    60.87    65 bp                    61.91%    62.00%     (9)bp
Net  interest income analysis-taxable equivalent:
    Selected average yields/rates:
       Loans                                      9.22%     9.38%  (16)bp                     9.24%     9.37%      (13)bp
       Taxable securities                         6.64      6.63     1                        6.64      6.63         1
       Tax-exempt securities                      8.74      8.94   (20)                       8.88      8.89        (1)
       Short-term investments                     5.86      5.23    63                        5.43      5.38         5
------------------------------------------------------------------------------------------------------------------------------------
       Interest-earning assets                    8.50      8.59    (9)                       8.51      8.59        (8)
------------------------------------------------------------------------------------------------------------------------------------
       Total interest-bearing deposits            4.33      4.40    (7)                       4.34      4.40        (6)
       Borrowed funds                             5.25      5.39   (14)                       5.26      5.20         6
       Long-term debt                             6.22      6.95   (73)                       6.49      6.57        (8)
------------------------------------------------------------------------------------------------------------------------------------
       Total interest-bearing liabilities         4.61      4.72   (11)                       4.64      4.66        (2)
------------------------------------------------------------------------------------------------------------------------------------
       Interest rate spread                       3.89      3.87     2                        3.87      3.93        (6)
       Net interest margin                        4.48      4.46     2                        4.45      4.52        (7)


====================================================================================================================================
 bp  Change is measured as difference in basis points.
 *   Data presented is annualized.
 **  Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable  equivalent net interest income plus noninterest income.
***  Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                                 1998                                1997               3rd Qtr 98
                                                ----------------------------------------   --------------------------
                                                  Third         Second         First         Fourth         Third            vs.
(Dollars in thousands, except per share data)    Quarter       Quarter        Quarter        Quarter       Quarter       2nd Qtr 98
----------------------------------------------------------------------------------------   --------------------------   -----------

FINANCIAL SUMMARY *
     Assets                                   $  7,630,774  $  7,530,503  $   7,171,199  $   7,016,355  $  6,738,633          1.3%
     Earning assets                              6,951,132     6,839,222      6,538,033      6,416,636     6,177,675          1.6
     Loans                                       4,991,800     4,905,005      4,659,863      4,562,210     4,372,404          1.8
     Investment securities                       1,933,096     1,909,105      1,847,024      1,824,878     1,771,094          1.3
     Total deposits                              5,560,743     5,439,886      5,328,216      5,240,681     4,967,064          2.2
     Interest-bearing liabilities                6,044,908     6,000,169      5,730,250      5,603,768     5,391,079          0.7
     Shareholders' equity                          606,270       584,778        559,568        531,935       519,175          3.7
     Total market capitalization (period end)    1,673,297     1,658,538      1,892,382      1,784,504     1,425,753          0.9
     Net income                                     25,135        24,054         22,477         23,504        21,700          4.5


PROFITABILITY/PERFORMANCE SUMMARY *
     Pretax operating profit margin ***              34.94%        34.66%         34.52%         34.44%        35.58%          28 bp
     Efficiency ratio +                              61.52         62.02          62.22          61.90         60.87          (50)
     Net interest margin                              4.48          4.43           4.43           4.51          4.46            5
     Return on average assets                         1.31          1.28           1.27           1.33          1.28            3
     Return on average equity                        16.45         16.50          16.29          17.53         16.58           (5)
     Equity to assets (average)                       7.95          7.77           7.80           7.58          7.70           18


PER SHARE SUMMARY
     Earnings per share - basic               $       0.95  $       0.91  $        0.87  $        0.91  $       0.84          4.4%
     Earnings per share - diluted                     0.93          0.89           0.85           0.89          0.82          4.5
     Cash dividends paid                              0.29          0.29           0.27           0.27          0.27          -
     Book value per share                            23.28         22.22          21.62          20.82         20.45          4.8
     Closing market price                          63.0000       62.5000        71.2500        69.0000       55.0625          0.8


KEY INTANGIBLE ASSETS **
     Goodwill                                 $    104,671  $    105,204  $     107,293  $     106,108  $     97,027         (0.5)%
     Mortgage servicing rights                      31,197        29,917         28,147         28,238        28,275          4.3


ASSET QUALITY SUMMARY **
     Nonperforming assets                     $     32,084  $     33,418  $      33,199  $      27,877  $     28,633         (4.0)%
     Allowance for loan losses                      67,105        66,991         66,828         64,279        62,282          0.2
     Nonperforming assets to total assets             0.41%         0.44%          0.44%          0.39%         0.42%          (3)bp
     Allowance for loan losses to total loans         1.34          1.36           1.38           1.40          1.38           (2)
     Net charge-offs to average loans                 0.31          0.28           0.25           0.22          0.26            3

====================================================================================================================================
 bp  Change is measured as difference in basis points.
 *   Balance sheet amounts are based on average  balances unless  otherwise noted.
 **  Balance  sheet  amounts are based on period end  balances  unless  otherwise noted.
***  Sum of income before taxes plus the taxable  equivalent  adjustment divided by the sum of taxable  equivalent  net  interest  income  plus  noninterest income.
  +  Noninterest  expense divided by sum of taxable equivalent net interest income plus noninterest income.
